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SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF
THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Under Rule 14a-12
JETBLUE AIRWAYS CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
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☐	Fee paid previously with preliminary materials.
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

JETBLUE AIRWAYS CORPORATION
118-29 Queens Boulevard
Forest Hills, New York 11375

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To be held on May 21, 2003

To Our Stockholders:

        The Annual Meeting of Stockholders of JetBlue Airways Corporation (the "Company" or "JetBlue") will be held at the Sheraton New York Hotel and Towers, 811 Seventh Avenue, New York, New York, on Wednesday, May 21, 2003, beginning at 10:00 a.m., EDT, for the following purposes:

(1)
to elect four directors; and

(2)
to transact such other business, if any, as may properly come before the annual meeting or any adjournments thereof.

        The Board of Directors has fixed the close of business on Monday, March 31, 2003 as the record date for the determination of stockholders entitled to notice of and to vote at the annual meeting and any adjournments thereof.

IF YOU PLAN TO ATTEND:

        Please note that space limitations make it necessary to limit attendance to stockholders and one guest. Admission to the annual meeting will be on a first-come, first-served basis. Registration will begin at 9:00 a.m. Either an admission ticket or proof of ownership of JetBlue stock, as well as a form of government-issued photo identification, such as a driver's license or passport, must be presented in order to be admitted to the annual meeting. If you are a stockholder of record, your admission ticket is attached to your proxy card. Stockholders holding stock in brokerage accounts ("street name" holders) will need to bring a copy of a brokerage statement reflecting their stock ownership as of the record date. Cameras, recording devices and other electronic devices will not be permitted at the annual meeting.

                      By Order of the Board of Directors,

                      Thomas Kelly
                      Executive Vice President and Secretary

April 14, 2003
Forest Hills, New York

IMPORTANT

Whether or not you plan to attend the annual meeting in person, it is important that your shares be represented. Please vote your shares now either by completing and returning the enclosed proxy card by mail, or by following the instructions on your proxy card to vote using the Internet or the designated toll-free telephone number.

JETBLUE AIRWAYS CORPORATION
118-29 Queens Boulevard
Forest Hills, New York 11375

PROXY STATEMENT

2003 ANNUAL MEETING OF STOCKHOLDERS

        This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of JetBlue Airways Corporation (the "Company" or "JetBlue") for use at the Annual Meeting of Stockholders to be held on Wednesday, May 21, 2003, beginning at 10:00 a.m., EDT, at the Sheraton New York Hotel and Towers, 811 Seventh Avenue, New York, New York, and at any postponements or adjournments thereof. This proxy statement and the enclosed proxy card are being furnished to stockholders on or about April 14, 2003.

ABOUT THE MEETING

  What is the purpose of the annual meeting?

        At our annual meeting, stockholders will act upon the matters outlined in the notice of meeting on the cover page of this proxy statement, namely the election of directors. In addition, management will review the performance of the Company and respond to questions from stockholders.

  Who is entitled to vote at the annual meeting?

        All stockholders of record at the close of business on March 31, 2003, the record date for the annual meeting, are entitled to receive notice of and to participate in the annual meeting. If you were a stockholder of record on that date, you will be entitled to vote all of the shares that you held on that date at the meeting, or any postponements or adjournments of the meeting. "Additional Information" at the end of this proxy statement contains a description of restrictions on voting by stockholders who are not "U.S. citizens", as defined by applicable laws and regulations.

  What are the voting rights of the holders of JetBlue common stock?

        Each outstanding share of JetBlue common stock will be entitled to one vote on each matter considered at the annual meeting. "Additional Information" at the end of this proxy statement contains a description of certain restrictions on voting.

  Who can attend the annual meeting?

        All stockholders as of the record date, or their duly appointed proxies, may attend the annual meeting, and each may be accompanied by one guest.

        An admission ticket is attached to your proxy card if you hold shares directly in your name as a stockholder of record. If you plan to attend the annual meeting, please vote your proxy but keep the admission ticket and bring it with you to the annual meeting.

        Registration will begin at 9:00 a.m., EDT. Admission to the annual meeting will be on a first-come, first-served basis. If you attend, please note that you may be asked to present government-issued picture identification, such as a driver's license or passport. Cameras, recording devices and other electronic devices will not be permitted at the meeting.

        Please also note that if you hold your shares in "street name" (that is, through a broker or other nominee) and plan to attend the annual meeting, you will need to bring a copy of a brokerage statement reflecting your stock ownership as of the record date as well as government-issued picture identification and check in at the registration desk at the meeting.

  What constitutes a quorum?

        The presence at the annual meeting, in person or by proxy, of the holders of a majority of the aggregate voting power of the common stock outstanding on the record date will constitute a quorum, permitting the meeting to conduct its business. As of the March 31, 2003 record date, 63,892,580 shares of common stock, representing the same number of votes, were outstanding. Thus, the presence of the holders of common stock representing at least 31,946,291 votes will be required to establish a quorum.

        Proxies received but marked as abstentions and broker non-votes will be included in the calculation of the number of votes considered to be present at the annual meeting.

  How do I vote?

        If you complete and properly sign the accompanying proxy card and return it in the envelope provided, it will be voted as you direct. If you are a registered stockholder and attend the annual meeting, you may deliver your completed proxy card in person. "Street name" stockholders who wish to vote at the annual meeting will need to obtain a proxy form from the institution that holds their shares.

  Can I vote by telephone or electronically?

        Yes. You may vote by telephone or electronically through the Internet by following the instructions included with your proxy card. Telephonic and electronic votes are counted immediately and there is no need to send in your proxy card. The deadline for voting by telephone or electronically through the Internet is 11:59 p.m., EDT, on May 20, 2003.

        YOU CAN SAVE THE COMPANY MONEY IF YOU USE THE VOTE BY TELEPHONE OR INTERNET OPTIONS.

  May I revoke a proxy?

        Yes. You may revoke a proxy at any time before the proxy is exercised by filing with the Secretary of the Company a notice of revocation, or by submitting a later-dated proxy by mail, telephone or electronically through the Internet. You may also revoke your proxy by attending the annual meeting and voting in person. The powers of the proxy holders will be suspended if you attend the annual meeting in person and so request, although attendance at the meeting will not by itself revoke a previously granted proxy.

  How do I vote my 401(k) plan shares?

        If you are a stockholder through participation in the JetBlue 401(k) Retirement Plan, the proxy also serves as voting instructions to the plan trustees. The plan trustees will cause allocated shares held under the plan, for which the trustees have not received direction, to be present at the meeting for purposes of determining a quorum but not voted in respect of any matter to come before the annual meeting.

  What are the Board's recommendations?

        Unless you give other instructions on your proxy card, or by telephone or electronically as noted above, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of the Board of Directors. The Board's recommendation is set forth together with the description of the applicable item in this proxy statement. The Board recommends a vote for election of the nominated slate of directors.

        With respect to any other matter that properly comes before the annual meeting, the proxy holders will vote as recommended by the Board of Directors or, if no recommendation is given, in their own discretion.

  What vote is required to approve each item?

        Election of Directors.    The affirmative vote of a plurality of the votes cast at the annual meeting is required for the election of directors. This means that the director nominee with the most votes for a particular slot is elected for that slot. Votes may be cast in favor or withheld. Votes that are withheld with respect to the election of one or more directors will not be voted with respect to the director or directors indicated, although they will be counted for purposes of determining whether there is a quorum present at the annual meeting.

        Other Items.    For each other item, if any, the affirmative vote of the holders of a majority of the shares represented in person or by proxy and entitled to vote on the item will be required for approval. A properly executed proxy marked "ABSTAIN" with respect to any such matter will not be voted, although it will be counted for purposes of determining whether there is a quorum present at the annual meeting. Accordingly, an abstention will have the effect of a negative vote.

        Broker Non-Votes.    If you hold your shares in "street name" through a broker or other nominee, your broker or nominee may not be permitted to exercise voting discretion with respect to a particular matter to be acted upon. Thus, if you do not give your broker or nominee specific instructions, your shares may not be voted on that matter and will not be counted in determining the number of shares necessary for approval. However, your broker or nominee will be permitted to vote your shares for the election of directors if the broker or nominee does not receive voting instructions from you. To the extent there are shares represented by such "broker non-votes" they will be counted in determining whether there is a quorum present at the annual meeting.

  Will the annual meeting be webcast?

        Yes. Our annual meeting will be broadcast live on the Internet. To listen to the audio broadcast, log on to http://investor.jetblue.com at 10:00 a.m., EDT, on May 21, 2003. The audio broadcast will be archived on the above website for at least 120 days.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        We have one class of voting securities outstanding which is entitled to one vote per share, subject to the limitations on voting by non-U.S. citizens described below under "Additional Information". The following tables set forth certain information regarding the beneficial ownership of common stock by our directors, each executive officer named in the Summary Compensation Table under "Executive Compensation" below, the directors and officers as a group, and each person known to us to be a beneficial owner of more than 5% of the outstanding common stock, as adjusted for our December 2002 3-for-2 stock split. Except as otherwise indicated below, all information is as of February 28, 2003. Except as otherwise indicated below, and subject to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them. Unless otherwise indicated, the address of each person listed below is c/o JetBlue Airways Corporation, 118-29 Queens Boulevard, Forest Hills, New York 11375.

5% Stockholders Name of Beneficial Owner	Number of Shares Beneficially Owned	Percentage of Shares Beneficially Owned
Quantum Industrial Partners LDC(1)(3)	9,536,138	14.9%
FMR Corp.(2)	7,920,063	12.4%
SFM Domestic Investments LLC(1)(3)	4,764,337	7.5%

Executive Officers and Directors Name of Beneficial Owner	Number of Shares Beneficially Owned	Percentage of Shares Beneficially Owned
David Neeleman(4)	4,895,871	7.7%
David Barger(5)	742,983	1.2%
Thomas Kelly(6)	491,489	*
John Owen(7)	684,945	1.1%
Holly Nelson(8)	50,785	*
David Checketts(9)	285,600	*
Kim Clark(10)	25,500	*
Joy Covey(11)	50,000	*
Michael Lazarus(12)	110,172	*
Neal Moszkowski(13)	24,000	*
Thomas Patterson(14)	51,676	*
Joel Peterson(15)	314,973	*
Ann Rhoades(16)	163,500	*
Frank Sica(17)	27,447	*
All executive officers and directors as a group (15 persons)(18)	7,936,941	12.3%

*
Represents ownership of less than one percent.
(1)
Quantum Industrial Partners LDC ("QIP") may be deemed to have sole voting and dispositive power over all such shares. The principal business address of QIP is Kaya Flamboyan 9, Willemsted, Curacao, Netherlands Antilles. QIH Management Investor, L.P. ("QIHMI") is the managing member of QIP and QIH Management LLC ("QIH Management") is the sole general partner of QIHMI. QIHMI, by reason of its investment discretion over the shares owned by QIP, and QIH Management, as the sole general partner of QIHMI, may each be deemed to be the beneficial owner of the shares held for the account of QIP. George Soros, the sole member of QIH Management has agreed to cause it to act at the direction of Soros Fund Management LLC ("SFM"), of which he is Chairman. Accordingly, each of SFM and Mr. Soros has the ability to direct investment decisions concerning shares held for the account of QIP and, as such, each of them may also be deemed to be the beneficial owner of such shares.
(2)
The information reported is based on a Schedule 13G dated January 10, 2003, filed with the Securities and Exchange Commission (the "SEC") in which FMR Corp. and certain of its affiliates reported that at December 31, 2002, FMR Corp., through its subsidiaries and affiliates, had sole voting power over 21,773 of such shares, shared voting power over none of such shares and sole dispositive power over all such shares. The principal business address of FMR Corp. is 82 Devonshire Street, Boston, MA 02109.
(3)
The principal business address of SFM Domestic Investments LLC ("SFMD") is 888 Seventh Avenue, 31st Floor, New York, New York 10106. George Soros is the sole managing member of SFMD and may be deemed to be the beneficial owner of the shares held for the account of SFMD.

(4)
Includes 4,895,871 shares held by Neeleman Holdings, L.C., 796,590 of which are subject to our right of repurchase until November 2, 2003. Mr. Neeleman, a member of our Board of Directors, is the managing member of Neeleman Holdings, L.C. and had sole voting and dispositive power over all such shares.
(5)
Includes (a) 600,558 shares, 119,970 of which are subject to our right of repurchase until August 17, 2003 and (b) options to purchase 142,425 shares, which options are immediately exercisable pursuant to our 2002 Stock Incentive Plan, 32,940 of which are subject to our right of repurchase. This repurchase right lapses with respect to 27,000 shares on September 18, 2003. The repurchase right with respect to the remaining 5,940 shares lapses with respect to 1,485 shares each year beginning in 2004. Mr. Barger is a member of our Board of Directors.
(6)
Includes (a) 346,966 shares held by Kelly Holdings L.C., 61,920 of which are subject to our right of repurchase until August 17, 2003, (b) 2,098 shares held directly by Mr. Kelly and (c) options to purchase 142,425 shares, which options are immediately exercisable pursuant to our 2002 Stock Incentive Plan, 32,940 of which are subject to our right of repurchase. This repurchase right lapses with respect to 27,000 shares on September 18, 2003. The repurchase right with respect to the remaining 5,940 shares lapses with respect to 1,485 shares each year beginning in 2004. Mr. Kelly is the manager of Kelly Holdings L.C. and had sole voting and dispositive power over all such shares.
(7)
Includes (a) 542,520 shares held by the John D. Owen and Laura C. Owen Community Property Trust, 119,970 of which are subject to our right of repurchase until November 2, 2003 and (b) options to purchase 142,425 shares, which options are immediately exercisable pursuant to our 2002 Stock Incentive Plan, 32,940 of which are subject to our right of repurchase. This repurchase right lapses with respect to 28,485 shares in 2004, and with respect to 1,485 shares each year thereafter. Mr. Owen and his wife are the trustees of the John D. Owen and Laura C. Owen Community Property Trust and had sole voting and dispositive power over all such shares.
(8)
Includes (a) 2,240 shares held directly by Ms. Nelson, (b) options to purchase 47,475 shares, which options are immediately exercisable pursuant to our 2002 Stock Incentive Plan, 28,980 of which are subject to our right of repurchase, which right lapses with respect to 9,495 shares each year and (c) 1,070 shares held by Ms. Nelson's minor children through trusts.
(9)
Includes (a) 261,600 shares held directly by Mr. Checketts and (b) options to purchase 24,000 shares, which options are immediately exercisable pursuant to our 2002 Stock Incentive Plan, 18,000 of which are subject to our right of repurchase, which right lapses with respect to 6,000 shares each year.
(10)
Includes (a) options to purchase 24,000 shares, which options are immediately exercisable pursuant to our 2002 Stock Incentive Plan, 18,000 of which are subject to our right of repurchase, which right lapses with respect to 6,000 shares each year and (b) 1,500 shares held by the Clark Family Trust, the beneficiaries of which are Dr. Clark's children.
(11)
Includes options to purchase 50,000 shares, which options are immediately exercisable pursuant to our 2002 Stock Incentive Plan, all of which are subject to our right of repurchase, which right lapses with respect to 12,500 shares each year.
(12)
Includes (a) 86,172 shares held directly by Mr. Lazarus and (b) options to purchase 24,000 shares, which options are immediately exercisable pursuant to our 2002 Stock Incentive Plan, 18,000 of which are subject to our right of repurchase, which right lapses with respect to 6,000 shares each year. Excludes all securities held by Weston Presidio Capital II, L.P., Weston Presidio Capital III, L.P. and WPC Entrepreneur Fund, L.P. Mr. Lazarus, a member of our Board of Directors, is a managing member of the general partner of the Weston Presidio funds. Mr. Lazarus disclaims beneficial ownership of the shares held by Weston Presidio Capital II, L.P., Weston Presidio Capital III, L.P. and WPC Entrepreneur Fund, L.P., except to the extent of his pecuniary interest therein.
(13)
Includes options to purchase 24,000 shares, which options are immediately exercisable pursuant to our 2002 Stock Incentive Plan, 18,000 of which are subject to our right of repurchase, which right lapses with respect to 6,000 shares each year. Excludes all securities held by QIP and SFMD. Mr. Moszkowski, a member of our Board of Directors, is a partner of Soros Private Equity Partners LLC. Mr. Moszkowski disclaims beneficial ownership, except to the extent of his pecuniary interest therein, if any, of the shares held by QIP and SFMD, each of which may be deemed to be an affiliate of Soros Private Equity Partners LLC.
(14)
Includes (a) 27,676 shares held directly by Mr. Patterson and (b) options to purchase 24,000 shares, which options are immediately exercisable pursuant to our 2002 Stock Incentive Plan, 18,000 of which are subject to our right of repurchase, which right lapses with respect to 6,000 shares each year. Excludes all securities held by Weston Presidio Capital II, L.P., Weston Presidio Capital III, L.P. and WPC Entrepreneur Fund, L.P. Mr. Patterson, a member of our Board of Directors, is a member of the general partner of the Weston Presidio funds. Mr. Patterson disclaims beneficial ownership of the shares held by Weston Presidio Capital II, L.P., Weston Presidio Capital III, L.P. and WPC Entrepreneur Fund, L.P., except to the extent of his pecuniary interest therein.
(15)
Includes (a) 284,385 shares held directly by Mr. Peterson, (b) 6,588 shares held by Peterson Capital I, LLC and (c) options to purchase 24,000 shares, which options are immediately exercisable pursuant to our 2002 Stock Incentive Plan, 18,000 of which are subject to our right of repurchase, which right lapses with respect to 6,000 shares each year. Mr. Peterson is a managing member of Peterson Capital I, LLC. Mr. Peterson disclaims beneficial ownership of the shares held by Peterson Capital I, LLC, except to the extent of his pecuniary interest therein.
(16)
Includes (a) 3,750 shares held directly by Ms. Rhoades and (b) options to purchase 159,750 shares, which options are immediately exercisable.
(17)
Includes (a) 3,447 shares held by Mr. Sica's three children, all of whom are minors and (b) options to purchase 24,000 shares, which options are immediately exercisable pursuant to our 2002 Stock Incentive Plan, 18,000 of which are subject to our right of repurchase, which right lapses with respect to 6,000 shares each year. Excludes all securities held by QIP and SFMD. Mr. Sica, a member of our Board of Directors, is the managing partner of Soros Private Equity Partners LLC. Mr. Sica disclaims beneficial ownership, except to the extent of his pecuniary interest therein, if any, of the shares held by QIP and SFMD, each of which may be deemed to be an affiliate of Soros Private Equity Partners LLC.
(18)
Includes options to purchase an aggregate of 870,500 shares exercisable within 60 days of February 28, 2003.

Section 16(a) Beneficial Ownership Reporting Compliance

        Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the rules promulgated thereunder require our executive officers, directors and persons who beneficially own more than ten percent of a registered class of our equity securities to file reports of ownership and changes in ownership with the SEC and to furnish to us copies of all such filings. We have determined, based solely upon a review of (i) those reports and amendments thereto furnished to us during and with respect to our fiscal year ended December 31, 2002, and (ii) written representations from reporting persons, that Ann Rhoades, one of our directors, was inadvertently late in filing a Form 4 reporting the exercise of options on November 20, 2002.

ELECTION OF DIRECTORS

        Our Board of Directors is currently composed of 11 directors. Under our Amended and Restated Certificate of Incorporation, the Board is divided into three classes, as nearly equal in number as possible. At each annual meeting of stockholders, directors constituting one class are elected for a three-year term (or for such lesser term as may be specified in the proxy statement furnished in connection therewith). The Board of Directors has nominated Kim Clark, Joy Covey, Joel Peterson and Ann Rhoades, each of whom is currently a director, for election to the Board of Directors as Class I directors. Ms. Covey was appointed to the Board of Directors on February 10, 2003 to fill a vacancy that was created when David Ferguson resigned. If elected, each of the nominees will serve until the annual meeting of stockholders to be held in 2006, or until such time as their respective successors have been duly elected and qualified. The remaining directors will continue to serve as set forth below.

        The Board believes that each of the nominees will be available and able to serve as a director. If a nominee is unable to serve, the shares of common stock represented by all valid proxies will be voted at the annual meeting for the election of such substitute as the Board may recommend, the Board may reduce the number of directors to eliminate the vacancy or the Board may fill the vacancy at a later date after selecting an appropriate nominee.

        Certain information concerning the nominees and those directors whose terms of office will continue following the annual meeting is set forth below:

Board Recommendation

        Our Board of Directors believes that approval of the election of each of the nominees is in the best interest of JetBlue and our stockholders and, therefore, recommends that stockholders vote FOR this proposal.

Nominees Standing for Election for Terms Expiring in 2006

        Dr. Kim Clark, age 54, has been a member of our Board of Directors since April 2002. Dr. Clark has been the Dean of the Faculty at Harvard Business School since 1995, member of Harvard faculty since 1978 and George F. Baker Professor of Administration since 1999. Dr. Clark currently serves on the Board of Directors of FleetBoston Financial Corporation.

        Joy Covey, age 39, was appointed to our Board of Directors effective February 10, 2003. Since April 2000, Ms. Covey has been an independent investor and consultant. Ms. Covey was the Chief Financial Officer and Vice President of Finance and Administration for Amazon.com from December 1996 to September 1999 and occupied other senior management positions at Amazon.com from September 1999 until April 2000. Prior to joining Amazon.com, Ms. Covey occupied various senior management positions with Avid Technology, Inc. from 1995 to 1996 and was Chief Financial Officer of Digidesign, a manufacturer of computer-based digital audio production systems, from 1991 to 1995. Prior to Digidesign, Ms. Covey worked in mergers and acquisitions with Wasserstein, Perella & Co. and as a certified public accountant with Arthur Young (now Ernst & Young).

        Joel Peterson, age 55, has been a member of our Board of Directors since June 1999. Mr. Peterson is the founding partner of Peterson Capital, Inc., a private equity and venture capital firm that he founded in 1995. From 1973 to 1991, Mr. Peterson served in several positions at Trammell Crow Company, a commercial real estate service company, including Chief Executive Officer from 1988 to 1991 and Chief Financial Officer from 1977 to 1985. Mr. Peterson serves as a director of Franklin Covey Co., an international learning and performing solutions company.

        Ann Rhoades, age 58, has been a member of our Board of Directors since September 2001. Ms. Rhoades is the President of PeopleInk, Inc., a human resources consulting firm. From April 1999 through April 2002, Ms. Rhoades served as our Executive Vice President, People. From January 1995 to March 1999, Ms. Rhoades was the Executive Vice President, Team Services for Promus Hotel/DoubleTree Hotels Corporation. From June 1989 to January 1995, Ms. Rhoades was the Vice President, People for Southwest Airlines. Ms. Rhoades serves as a director of P.F. Chang's, a restaurant chain.

Directors Whose Terms Expire in 2004

        David Barger, age 45, has been a member of our Board of Directors since September 2001. Mr. Barger is our President and Chief Operating Officer and has served in this capacity since August 1998. From 1992 to 1998, Mr. Barger served in various management positions with Continental Airlines, including Vice President, Newark hub. He held various director level positions at Continental Airlines from 1988 to 1992. From 1982 to 1988, Mr. Barger served in various positions with New York Air, including Director of Stations.

        David Checketts, age 47, has been a member of our Board of Directors since January 2000. Since 2001, Mr. Checketts has been an independent investor. From 1994 to 2001, Mr. Checketts was President and Chief Executive Officer of Madison Square Garden. From March 1991 to September 1994, Mr. Checketts was the President of the New York Knicks professional basketball team. From September 1990 to March 1991, he was Vice President of Development for the National Basketball Association. From 1984 to 1990, Mr. Checketts was President of the Utah Jazz professional basketball team.

        Neal Moszkowski, age 37, has been a member of our Board of Directors since December 1998. Mr. Moszkowski has been a partner of Soros Private Equity Partners LLC, a private equity investment firm, since August 1998. From August 1993 to August 1998, Mr. Moszkowski worked for Goldman, Sachs & Co., where he served as a Vice President and Executive Director of the Principal Investment Area. Mr. Moszkowski currently serves as a director of Bluefly, Inc., an online discount apparel retailer, and Integra LifeSciences Holdings Corporation, a developer and marketer of medical products primarily for surgical and neurosurgical applications.

        Thomas Patterson, age 37, has been a member of our Board of Directors since December 1998. Mr. Patterson is a general partner of Weston Presidio and has served in this position since December 1999. From October 1995 to December 1999, he was a principal at Weston Presidio.

Directors Whose Terms Expire in 2005

        Michael Lazarus, age 47, has been the chairman of our Board of Directors since December 1998. Mr. Lazarus will step down as chairman of our Board of Directors to become effective at our annual meeting on May 21, 2003. Mr. Lazarus will continue to serve in his capacity as a Director. Mr. Lazarus co-founded Weston Presidio, a private equity firm, and has served as a managing member of Weston Presidio since July 1991. From 1986 to 1991, Mr. Lazarus was a managing director of, and director of the Private Placement Department of, Montgomery Securities.

        David Neeleman, age 43, is our Chief Executive Officer and a member of our Board of Directors. He has served in both capacities since August 1998. He was recently elected Chairman of our Board of Directors to become effective at our annual meeting on May 21, 2003. Mr. Neeleman was a co-founder of WestJet, and from 1996 to 1999 served as a member of WestJet's Board of Directors. From October 1995 to October 1998, Mr. Neeleman served as the Chief Executive Officer and a member of the Board of Directors of Open Skies, a company that develops and implements airline reservation systems and which was acquired by the Hewlett Packard Company. From 1988 to 1994, Mr. Neeleman served as President and was a member of the Board of Directors of Morris Air Corporation, a low-fare airline that was acquired by Southwest Airlines. For a brief period, in connection with the acquisition, he served on the Executive Planning Committee at Southwest Airlines. From 1984 to 1988, Mr. Neeleman was an Executive Vice President of Morris Air.

        Frank Sica, age 51, has been a member of our Board of Directors since December 1998. Mr. Sica is the managing partner of Soros Private Equity Partners LLC and has served in this position since May 1998. From August 1981 to March 1998, Mr. Sica worked for Morgan Stanley Dean Witter Discover & Co. where he served as a Managing Director of the Merchant Banking Division and was responsible for Morgan Stanley Capital Partners and Morgan Stanley Venture Partners. Mr. Sica currently serves as a director of CSG Systems International, Inc., a global provider of customer care and billing solutions, Emmis Communications Corp., a diversified media company, and Kohl's Corporation.

Board of Directors and Committees of the Board

        The business of JetBlue is managed under the direction of our Board of Directors. It has responsibility for establishing broad corporate policies and for our overall performance. It is not, however, involved in operating details on a day-to-day basis. The Board is kept advised of our business through regular reports and analyses and discussions with our Chief Executive Officer and other officers.

        Our Board of Directors conducts its business through meetings of the Board and through activities of its committees. The Board of Directors holds regular meetings four times per year and schedules special meetings when required. The Board of Directors held a total of eight meetings during 2002. All of the directors attended at least 75% of the meetings of the Board and any committee on which they served during fiscal 2002. Our Board of Directors has an Audit Committee, Compensation Committee, Special Stock Option Committee and Corporate Governance and Nominating Committee.

        The Audit Committee oversees on behalf of the Board of Directors (1) the integrity of our financial statements, (2) the appointment, compensation, qualifications, independence and performance of our independent auditors, (3) compliance with ethics policies and legal and regulatory requirements, (4) the performance of our internal audit function, and (5) our financial reporting process and systems of internal accounting and financial controls. The Audit Committee operates under a written charter which was adopted by the Board of Directors, a copy of which is attached to this proxy statement as Annex A. The current members of the Audit Committee are Joy Covey, Neal Moszkowski (chairman) and Joel Peterson, each of whom is an independent director within the meaning of rules and regulations promulgated by the SEC and the National Association of Securities Dealers, Inc. (the "NASD") currently in effect. We expect that the Board of Directors will make a determination later in 2003 that Ms. Covey is an "audit committee financial expert" for purposes of SEC rules. The Audit Committee met six times during the fiscal year ended December 31, 2002.

        The Compensation Committee determines our compensation policies and the level and forms of compensation provided to our Board members and executive officers. The Compensation Committee also reviews bonuses paid to employees who are not members of the Board or executive officers. In addition, the Compensation Committee reviews and approves stock-based compensation for our directors, officers and employees, and administers our stock option plan, crewmember stock purchase plan, profit-sharing and 401(k) retirement plan. The current members of the Compensation Committee are David Checketts (chairman), Thomas Patterson and Ann Rhoades. The Compensation Committee met once during the fiscal year ended December 31, 2002.

        The Special Stock Option Committee has separate, but concurrent, jurisdiction with the Compensation Committee, to make discretionary stock option grants under our 2002 Stock Incentive Plan. The Special Stock Option Committee has full power and authority, subject to any limitations the Compensation Committee may impose from time to time, to make discretionary option grants under our 2002 Stock Incentive Plan to eligible individuals, other than officers and non-employee Board members that are subject to Section 16(b) of the Exchange Act, as it deems appropriate. The Special Stock Option Committee also has the power and authority to determine the number of shares of our common stock subject to each grant, the exercise or vesting schedule in effect for such grant and the maximum term for which each such option is to remain outstanding. David Neeleman is the sole member of the Special Stock Option Committee. The Special Stock Option Committee met five times during the fiscal year ended December 31, 2002.

        The Corporate Governance and Nominating Committee is responsible for developing our corporate governance policies and procedures, and for recommending those policies and procedures to the Board for adoption. The committee also is responsible for making recommendations to the Board regarding the size, structure and functions of the Board and its committees. The committee identifies and recommends new director nominees in accordance with selection criteria established by the Board. The Committee will consider nominees who have been recommended by stockholders in accordance with our Amended and Restated By-Laws. The committee also is responsible for conducting the periodic evaluation of the performance of the Board, its committees and each director. The current members of the Corporate Governance and Nominating Committee are Kim Clark, Joel Peterson (chairman) and Frank Sica. The Corporate Governance and Nominating Committee met once during the fiscal year ended December 31, 2002.

Compensation of Directors

        Members of our Board of Directors do not receive cash compensation for their service on our Board of Directors or any committee of our Board, with the exception of Joy Covey, who receives a $10,000 fee each quarter for her service as a member of our Board of Directors and our Audit Committee. All directors are reimbursed for their out-of-pocket expenses. Also, members of our Board of Directors and their immediate families are entitled to travel without charge on our flights as is typical in the airline industry. The total value of such air travel in 2002 did not exceed $7,250 per director.

        On April 11, 2002, the effective date of our initial public offering, each of our then serving non-employee board members received an option to purchase 24,000 shares of our common stock, as adjusted for our December 2002 3-for-2 stock split, pursuant to the automatic option grant program under our 2002 Stock Incentive Plan. The options have an exercise price per share of $18.00, which is equal to the price per share at which our common stock was sold to the public pursuant to the underwriting agreement entered into in connection with our initial public offering. Each of the options has a term of 10 years, subject to earlier termination following the director's cessation of Board service. The options are immediately exercisable for all of the option shares; however, we may repurchase, at the lower of the exercise price paid per share and the fair market value of the shares at the time of repurchase, any shares purchased under the options that are not vested at the time of the director's cessation of Board service. The option shares vest in a series of four successive annual installments upon the director's completion of each year of Board service over the four-year period measured from the grant date. Any vested, but unexercised option will be exercisable for a period of twelve months following the cessation of the director's Board service. However, the shares subject to each automatic option grant will immediately vest in full upon certain changes in control or ownership or upon the director's death or disability while a Board member.

        Each new non-employee director who has not been in our prior employ will also receive an initial option to purchase 24,000 shares of our common stock on the date such individual joins the Board, pursuant to the automatic option grant program under our 2002 Stock Incentive Plan. These options will have an exercise price equal to the average market price per share of our common stock on the grant date and will otherwise be subject to the same terms as described in the preceding paragraph. In addition, on the date of each annual meeting of our stockholders, each non-employee Board member who is to continue to serve as a non-employee Board member will automatically be granted an option to purchase 6,000 shares of our common stock, provided such individual has served on our Board for at least six months. The shares subject to each annual 6,000 share automatic option grant will have an exercise price equal to the average market price per share of our common stock on the grant date and will vest upon the director's completion of one year of Board service measured from the grant date.

        Joy Covey is the only new director to have joined our Board of Directors after the date of our initial public offering. She joined our Board of Directors on February 10, 2003. On that date, she was granted the automatic option described above to purchase 24,000 shares of our common stock, plus an additional discretionary option grant to purchase 26,000 shares, bringing her total option grant to 50,000 shares of our common stock. All of these options vest in a series of four successive annual installments and have an exercise price of $25.93, which is equal to the average market price per share of our common stock on the date of grant.

REPORT OF THE COMPENSATION
COMMITTEE ON EXECUTIVE COMPENSATION

        In accordance with SEC rules, no report of the Compensation Committee of our Board of Directors on executive compensation is included in this proxy statement because we were not a public company during fiscal 2002 until our initial public offering on April 11, 2002. A report of our Compensation Committee on executive compensation will be included in the proxy statement for our annual meeting of stockholders in 2004.

Compensation Committee Interlocks and Insider Participation

        No member of our compensation committee serves as a member of the Board of Directors or compensation committee of any entity that has one or more executive officers serving as members of our Board of Directors or compensation committee.

EXECUTIVE COMPENSATION

        The following table discloses compensation received by the Company's Chief Executive Officer and each of the four other most highly compensated executive officers of the Company who served in such capacities as of December 31, 2002 (the "Named Executive Officers") for services rendered during the fiscal years ending December 31, 2002 and 2001. In accordance with SEC rules, compensation received by the Named Executive Officers for services rendered during the fiscal year ended December 31, 2000 has not been provided because we were not a reporting company pursuant to Section 13(a) or 15(d) of the Exchange Act at any time during that year.

SUMMARY COMPENSATION TABLE

		Annual Compensation				Long-Term Compensation
Name and Principal Position	Fiscal Year	Salary($)	Bonus($)	Other Annual Compensation($)		Securities Underlying Options/SARS(#)(1)	All Other Compensation($)(2)
David Neeleman Chief Executive Officer	2002 2001	200,000 200,000	90,000 100,000	— —		— —	37,279 28,252
David Barger President and Chief Operating Officer	2002 2001	200,000 200,000	90,000 100,000	— —		7,425 —	32,280 28,252
Thomas Kelly Executive Vice President and Secretary	2002 2001	200,000 200,000	90,000 100,000	— —		7,425 —	37,279 28,342
John Owen Executive Vice President and Chief Financial Officer	2002 2001	200,000 200,000	90,000 100,000	— —		7,425 —	37,362 28,342
Holly Nelson Vice President, Controller and Chief Accounting Officer	2002 2001	139,751 111,701	78,600 52,125	— 177,663	(3)	2,475 —	27,898 17,795

(1)
Represents grants of options to such executive officers on February 8, 2002 at an exercise price of $9.00 per share, as adjusted for our December 2002 3-for-2 stock split, under our 1999 Stock Option/Stock Issuance Plan. On April 11, 2002, the effective date of our initial public offering, these options were transferred to our 2002 Stock Incentive Plan, which became effective on such date. The options are immediately exercisable for all of the option shares; however, we may repurchase, at the lower of the exercise price and the fair market value of the shares at the time of repurchase, any shares purchased under the options that are not vested at the time of the executive officer's cessation of employment. Subject to the executive officer's continued employment, the option shares vest in a series of four successive equal annual installments measured from the grant date. All unvested option shares will immediately vest in full upon certain changes in control or ownership.

(2)
Consists of amounts contributed by us to the JetBlue Airways Corporation Retirement Plan for profit sharing and 401(k) matching contributions in which all of our employees are eligible to participate as well as life insurance premiums. Profit sharing contributions for each of the Named Executive Officers for 2002 and 2001 were $31,112 and $22,972, respectively, except for Ms. Nelson's profit sharing contributions, which were $21,739 and $14,655, respectively. The 2002 profit sharing contribution was contributed entirely to the plan. The 2001 profit sharing contribution was paid 50% in cash and 50% contributed to the plan. The matching contribution for each Named Executive Officer was $6,000 in 2002 and $5,100 in 2001, except for Mr. Barger's matching contribution, which was $1,000 in 2002 and Ms. Nelson's matching contribution, which was $3,038 for 2001.

(3)
Represents reimbursement of certain relocation expenses.

        There were no restricted shares issued to the Named Executive Officers during the past three fiscal years. However, the following restricted shares were held by our Named Executive Officers as of December 31, 2002. Neeleman Holdings, L.C., of which Mr. Neeleman is the managing member, held 796,590 unvested shares of common stock with an aggregate value of $21,507,930, Mr. Barger held 119,970 unvested shares of common stock with an aggregate value of $3,239,190, the John D. Owen and Laura C. Owen Community Property Trust, of which Mr. Owen and his wife are the trustees, held 119,970 unvested shares of common stock with an aggregate value of $3,239,190, and Kelly Holdings L.C., of which Mr. Kelly is the manager, held 61,920 unvested shares of common stock with an aggregate value of $1,671,840. The value of these unvested shares held as of December 31, 2002 is calculated based on the closing sale price of our common stock of $27.00 per share on December 31, 2002, as reported on the Nasdaq National Market.

Option Grants in 2002

        The following table sets forth certain information, as of December 31, 2002, concerning individual grants of stock options made during the fiscal year ended December 31, 2002 to the Named Executive Officers, as adjusted for our December 2002 3-for-2 stock split.

Option Grants in Fiscal 2002

	Individual Grants
Name	Number of Securities Underlying Options Granted (#)	Percent of Total Options Granted to Employees in Fiscal Year(1)	Exercise Price ($/Sh)	Expiration Date	Grant Date Present Value ($)(2)
David Neeleman	—	—	—	—	—
David Barger	7,425.2		$9.00	2/8/12	90,882
Thomas Kelly	7,425.2		$9.00	2/8/12	90,882
John Owen	7,425.2		$9.00	2/8/12	90,882
Holly Nelson	2,475.1		$9.00	2/8/12	30,294

(1)
Based upon our grant of options to purchase a total of 4,325,850 shares of our common stock to employees during fiscal 2002.

(2)
In accordance with SEC rules, the estimated present value at grant date of options granted during fiscal 2002 has been calculated using the Black-Scholes option pricing model, based upon the following assumptions: estimated time until exercise of 6.3 years, a risk-free interest rate of 4.72%, volatility of 41.3%, and a dividend yield of zero. The assumptions were calculated consistent with the requirements of Statements of Financial Accounting Standards No. 123, "Accounting for Stock-Based Compensation."

Aggregate Option Exercises in Fiscal 2002 and Fiscal Year-End Option Values

        None of the named executive officers exercised options in fiscal year 2002.

        The value of unexercised in-the-money options is calculated based on the closing sale price of our common stock of $27.00 per share on December 31, 2002, as reported on the Nasdaq National Market, less the per share exercise price multiplied by the number of shares issued upon exercise of the options.

	Number of Securities Underlying Unexercised Options at December 31, 2002(#)		Value of Unexercised In-the-Money Options at December 31, 2002 ($)
Name
	Exercisable	Unexercisable(1)	Exercisable	Unexercisable(1)
David Neeleman	—	—	—	—
David Barger	142,425	—	3,680,100	—
Thomas Kelly	142,425	—	3,680,100	—
John Owen	142,425	—	3,680,100	—
Holly Nelson	47,475	—	1,281,825	—

(1)
All unexercised options are exercisable immediately, but the shares underlying such options are subject to our right of repurchase, which right lapses in a series of successive equal annual installments measured from the applicable grant date. The number of shares subject to such repurchase right as of December 31, 2002 is as follows: 34,425 shares each for Messrs. Barger and Kelly, 61,425 shares for Mr. Owen and 38,475 shares for Ms. Nelson.

Employment Arrangements, Termination of Employment Arrangements and Change in Control Arrangements

        In November 1998, we entered into an employment agreement with David Neeleman, our Chief Executive Officer and a member of our Board of Directors. The employment agreement terminates on the earlier of December 1, 2003 or upon the triggering of the termination provisions in the agreement;

provided, however, that unless we otherwise notify Mr. Neeleman, the term of the employment agreement is automatically extended by successive one-year terms. Under the agreement, Mr. Neeleman is entitled to an annual salary of $200,000, subject to periodic review by our Board of Directors. In addition, Mr. Neeleman is entitled to an annual minimum guaranteed bonus of $75,000 subject to increase based on the achievement of performance-based milestones. If Mr. Neeleman is terminated without cause, then he will be entitled to his then existing base salary and bonus for the entire period remaining on the term of his employment agreement. We also sold and issued to Mr. Neeleman an aggregate of 3,982,950 shares of our common stock at a purchase price of $0.0577 per share under Restricted Stock Purchase Agreements in September and November 1998, as adjusted for our December 2002 3-for-2 stock split. We have a right to repurchase any of these shares that are unvested at the time Mr. Neeleman's employment is terminated at the original purchase price. The shares vest and our right of repurchase lapses in a series of five successive equal annual installments upon Mr. Neeleman's completion of each year of service with JetBlue over the five-year period measured from the respective date of each purchase agreement. Upon the consummation of a merger, change in control or a sale of substantially all of our assets or if Mr. Neeleman is terminated without cause, then all of his unvested shares will immediately vest in full. Mr. Neeleman has also entered into a Non-Competition and Non-Solicitation agreement that, like his employment agreement, precludes him from (i) soliciting any employee to leave our employ or (ii) owning, managing, controlling or engaging in any business competitive with any business we are conducting or propose to conduct for as long as his restricted shares continue to vest, and for a one-year period following the accelerated vesting of such restricted shares, in accordance with the Restricted Stock Purchase Agreements.

        In October 1998, we entered into an employment agreement with David Barger, our President, Chief Operating Officer and a member of our Board of Directors. The employment agreement terminates on the earlier of December 1, 2003 or upon the triggering of the termination provisions in the agreement; provided, however, that unless we otherwise notify Mr. Barger, the term of the employment agreement is automatically extended by successive one-year terms. Under the agreement, Mr. Barger is entitled to an annual salary of $200,000, subject to periodic review by our Board of Directors. Mr. Barger also received an initial signing bonus of $65,000. In addition, Mr. Barger is entitled to an annual minimum guaranteed bonus of $75,000 subject to increase based on the achievement of performance-based milestones. If Mr. Barger is terminated without cause, then he will be entitled to his then existing base salary and bonus for the entire period remaining on the term of his employment agreement. Mr. Barger is subject to (i) a confidentiality covenant of unlimited duration, (ii) a covenant not to solicit any employee to leave our employ during the term of the agreement and for one year thereafter, and (iii) a covenant not to compete with us during the term of the agreement. We also sold and issued to Mr. Barger 599,850 shares of our common stock at a purchase price of $0.0577 per share under a Restricted Stock Purchase Agreement in September 1998, as adjusted for our December 2002 3-for-2 stock split. We have a right to repurchase any of these shares that are unvested at the time Mr. Barger's employment is terminated at the original purchase price. Mr. Barger used slightly over half of his signing bonus to pay for these shares. The shares vest and our right of repurchase lapses in a series of five successive equal annual installments upon Mr. Barger's completion of each year of service with JetBlue over the five-year period measured from September 18, 1998. Upon the consummation of a merger, change in control or a sale of substantially all of our assets or if Mr. Barger is terminated without cause, then all of his unvested shares and options will immediately vest in full.

        In November 1998, we entered into an employment agreement with John Owen, our Executive Vice President and Chief Financial Officer. The employment agreement has an initial term of five years, unless terminated earlier upon the triggering of the termination provisions in the agreement; provided, however, that each December 1, beginning on December 1, 1999, the term of the agreement will be extended automatically by an additional year, unless either Mr. Owen or the company provides written notice prior to December 1st of any particular year that they are electing out of the automatic extension. Under the agreement, Mr. Owen is entitled to an annual salary of $200,000, subject to periodic review by our Board of Directors. Mr. Owen also received a signing bonus of $65,000. In addition, Mr. Owen is entitled to an annual minimum guaranteed bonus of $75,000 subject to increase based on the achievement of certain performance based milestones. If Mr. Owen is terminated without cause, then he will be entitled to his then existing base salary and bonus for the entire period remaining on the term of his employment agreement. Mr. Owen is subject to (i) a confidentiality covenant of unlimited duration, (ii) a covenant not to solicit any employee to leave our employ during the term of the agreement and for one year thereafter, and (iii) a covenant not to compete with us during the term of the agreement. We also sold and issued to Mr. Owen 599,850 shares of our common stock at a purchase price of $0.0577 per share under a Restricted Stock Purchase Agreement in November 1998, as adjusted for our December 2002 3-for-2 stock split. We have a right to repurchase any of these shares that are unvested at the time Mr. Owen's employment is terminated at the original purchase price. Mr. Owen used slightly over half of his signing bonus to pay for these shares. The shares vest and our right of repurchase lapses in a series of five successive equal annual installments upon Mr. Owen's completion of each year of service with JetBlue over the five-year period measured from November 2, 1998. Upon the consummation of a merger, change in control or a sale of substantially all of our assets or if Mr. Owen is terminated without cause, then all of his unvested shares and options will immediately vest in full.

        We sold and issued to Thomas Kelly, our Executive Vice President and Secretary, 309,600 shares of our common stock at a purchase price of $0.0577 per share under a Restricted Stock Purchase Agreement in September 1998, as adjusted for our December 2002 3-for-2 stock split. We have a right to repurchase any of these shares that are unvested at the time Mr. Kelly's employment is terminated at the original purchase price. The shares vest and our right of repurchase lapses in a series of five successive equal annual installments upon Mr. Kelly's completion of each year of service with JetBlue over the five-year period measured from September 18, 1998. Upon consummation of a merger, change in control or a sale of substantially all of our assets or if Mr. Kelly is terminated without cause, then all of his unvested shares and options will immediately vest in full. We have not entered into an employment agreement with Mr. Kelly or with Holly Nelson, our Vice President, Controller and Chief Accounting Officer.

Certain Relationships and Related Party Transactions

        We use PeopleInk, Inc. to provide employee benefits consulting services to us. Ms. Rhoades, one of our directors and our former Executive Vice President, People, is the President and sole stockholder of PeopleInk, Inc. The total amount paid by us to PeopleInk during fiscal 2002 was $8,985.

        We believe that the transaction set forth above was made on terms no less favorable to us than could have been otherwise obtained from unaffiliated third parties. All future transactions, if any, between us and our officers, directors and principal stockholders and their affiliates and any transactions between us and any entity with which our officers, directors or five percent stockholders are affiliated, will be approved by a majority of the Board of Directors, including a majority of the independent and disinterested outside directors, and will be on terms no less favorable to us than could be obtained from unaffiliated third parties.

AUDIT COMMITTEE REPORT

        The Audit Committee of the JetBlue Board of Directors is comprised of three non-employee directors, each of whom is independent, as defined in the rules and regulations promulgated by the SEC and the NASD. The Audit Committee oversees on behalf of the Board of Directors, our accounting, auditing and financial reporting processes.

        Management has the primary responsibility for our financial statements and financial reporting process, including our systems of internal controls. Our independent auditors, Ernst & Young LLP, are responsible for performing an independent audit of our consolidated financial statements in accordance with generally accepted auditing standards and issuing a report relating to their audit. In fulfilling its responsibilities, the Audit Committee held meetings throughout 2002 with Ernst &Young in private without members of our management present.

        In this context, the Audit Committee has reviewed and discussed our audited consolidated financial statements with management and our independent auditors. Management represented to the Audit Committee that our consolidated financial statements were prepared in accordance with generally accepted accounting principles.

        The Audit Committee discussed with the independent auditors matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees), as amended by Statement on Auditing Standards No. 90 (Audit Committee Communications). Ernst & Young also provided to the Audit Committee the written disclosures and letter regarding their independence required by Independence Standards Board Standard No. 1 (Independence Discussion with Audit Committees). The Audit Committee also discussed with Ernst & Young their independence from JetBlue and our management, and considered whether the non-audit services provided by the independent auditors to us are compatible with maintaining the auditors' independence.

        In reliance on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors (and the Board of Directors approved) that our audited financial statements be included in JetBlue's Annual Report on Form 10-K for the year ended December 31, 2002 as filed with the SEC. In addition, the Audit Committee approved the appointment of Ernst & Young as our independent auditors for the fiscal year ending December 31, 2003 and the Board concurred with that selection.

        Finally, the Audit Committee has reviewed and reassessed the adequacy of the Audit Committee charter in light of the applicable requirements of the Sarbanes-Oxley Act of 2002. While the Audit Committee believes that the charter in its present form is adequate, it may recommend to the Board of Directors amendments to the charter to the extent it deems necessary to comply with applicable rules promulgated by the SEC and the NASD after the date that they become final.

        Audit Committee of JetBlue

    Neal Moszkowski, Chairman
    Joy Covey
    Joel Peterson

Relationship With Independent Auditors

        The Audit Committee of the Board of Directors has selected Ernst & Young LLP as our independent auditors for the fiscal year ending December 31, 2003. Ernst & Young LLP has served as our independent auditors since December 7, 2001. A representative of Ernst & Young LLP is expected to be present at the annual meeting to make a statement, if desired, and to respond to appropriate questions from stockholders.

        On December 7, 2001, we dismissed KPMG LLP as our independent accountants. The report of KPMG LLP on our financial statements for 2000 contained no adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. There have been no disagreements with KPMG LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of KPMG LLP would have caused them to make reference thereto in their report on the financial statements for such year. The decision to change firms was approved by the Audit Committee of our Board of Directors. We have provided KPMG LLP with a copy of the disclosure contained in this proxy statement. A copy of the letter, dated February 12, 2002, addressed to the SEC stating whether or not KPMG LLP agreed with the above statements, was filed as Exhibit 16.1 to our registration statement on Form S-1, as amended (Registration No. 333-82576) filed on February 12, 2002.

Audit and Non-Audit Fees

        The following table presents fees for audit services and other professional services provided by Ernst & Young LLP for fiscal 2002:

Amount ($)
Audit Fees(1)	285,000
Financial Information Systems Design and Implementation Fees	0
All Other Fees:
Audit Related(2)	293,500
Non-Audit Related(3)	187,000

(1)
Consists of fees for the audit of our December 31, 2002 consolidated financial statements and the reviews of our interim quarterly financial statements.

(2)
Consists of fees for audit related work in connection with our initial public offering and separate audits for regulatory purposes.

(3)
Includes $77,200 in fees for tax advisory services, $39,100 for other technical accounting services and $70,700 for acquisition due diligence services.

The Audit Committee of the Board of Directors has considered whether the non-audit services provided by Ernst & Young LLP during fiscal 2002 are compatible with maintaining the independence of Ernst & Young LLP.

STOCK PRICE PERFORMANCE

        The following line graph compares the cumulative total stockholder return on our common stock with the cumulative total return of the Standard & Poor's 500 Stock Index and the AMEX Airline Index for the period beginning on April 11, 2002, the date of our initial public offering, and ending on December 31, 2002. The comparison assumes the investment of $100 in our common stock and each of the foregoing indices and reinvestment of all dividends.

	April 11, 2002	December 31, 2002
JetBlue Airways Corporation	$100	150.00
S&P 500 Stock Index	$100	79.72
AMEX Airline Index(1)	$100	38.93

(1)
As of December 31, 2002, the AMEX Airline Index consisted of Alaska Air Group, AMR Corporation, Continental Airlines, Delta Air Lines, ExpressJet Holdings, JetBlue Airways Corporation, KLM Royal Dutch Airlines, Northwest Airlines, Skywest Inc. and Southwest Airlines.

OTHER MATTERS

        As of the date of this proxy statement, we know of no business that will be presented for consideration at the annual meeting other than the election of four directors referred to above. If any other matter is properly brought before the meeting for action by stockholders, proxies in the enclosed form returned to the Company will be voted in accordance with the recommendation of the Board of Directors or, in the absence of such a recommendation, in accordance with the judgment of the proxy holder.

ADDITIONAL INFORMATION

        "Householding" of Proxy Materials.    The Securities and Exchange Commission has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as "householding," potentially provides extra convenience for stockholders and cost savings for companies. We and some brokers household proxy materials, delivering a single proxy statement or annual report to multiple stockholders sharing an address, unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker or us that they or we will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement or annual report, please notify us by sending a written request to Investor Relations, JetBlue Airways Corporation, 19 Old Kings Highway South, Darien, CT 06820 or by calling us at (203) 656-7651. You may also notify us to request delivery of a single copy of our annual report or proxy statement if your currently share an address with another stockholder and are receiving multiple copies of our annual report or proxy statement.

        Advance Notice Procedures.    Under our bylaws, no business may be brought before an annual meeting unless it is specified in the notice of the meeting or is otherwise brought before the meeting by or at the direction of the Board of Directors or by a stockholder entitled to vote who has delivered written notice to our Corporate Secretary at our principal executive offices (containing certain information specified in the bylaws about the stockholder and the proposed action) not less than 150 days prior to the annual meeting. These requirements are separate from and in addition to the SEC's requirements that a stockholder must meet in order to have a stockholder proposal included in our proxy statement.

        List of Stockholders.    The names of stockholders entitled to vote at the annual meeting will be available at the annual meeting and for ten days prior to the meeting for any purpose germane to the meeting, between the hours of 9:00 a.m. and 4:30 p.m., at our principal executive offices at 118-29 Queens Boulevard, Forest Hills, New York 11375, by contacting our General Counsel, James Hnat.

        Limited Voting by Foreign Owners.    To comply with restrictions imposed by federal law on foreign ownership of U.S. airlines, our certificate of incorporation and bylaws restrict foreign ownership of shares of our common stock. The restrictions imposed by federal law currently require that no more than 25% of our voting stock be owned or controlled, directly or indirectly, by persons who are not U.S. citizens. Our bylaws provide that no shares of our common stock may be voted by or at the direction of non-U.S. citizens unless such shares are registered on a separate stock record, which we refer to as the foreign stock record. Our bylaws further provide that no shares of our common stock will be registered on the foreign stock record if the amount so registered would exceed the foreign ownership restrictions imposed by federal law. Any holder of JetBlue common stock who is not a United States citizen and has not registered its shares on the foreign stock record maintained by us will not be permitted to vote its shares at the annual meeting. The enclosed proxy card contains a certification that by signing the proxy card or voting by telephone or electronically, the stockholder certifies that such stockholder is a United States citizen as that term is defined in the Federal Aviation Act or that the shares represented by the proxy card have been registered on our foreign stock record. As of the March 31, 2003 record date for the annual meeting, shares representing less than 25 percent of our total outstanding voting stock are registered on the foreign stock record.

        Under Section 40102(a)(15) of the Federal Aviation Act, the term "citizen of the United States" is defined as: (i) an individual who is a citizen of the United States, (ii) a partnership each of whose partners is an individual who is a citizen of the United States, or (iii) a corporation or association organized under the laws of the United States or a state, the District of Columbia or a territory or possession of the United States of which the president and at least two-thirds of the Board of Directors and other managing officers are citizens of the United States, and in which at least 75 percent of the voting interest is owned or controlled by persons that are citizens of the United States.

        Stockholder Proposals for the 2004 Annual Meeting.    In order for a stockholder proposal to be considered for inclusion in the proxy materials for our annual meeting of stockholders in 2004, stockholder proposals must be received by our Corporate Secretary no later than December 22, 2003. Proposals should be sent to the Corporate Secretary, JetBlue Airways Corporation, 118-29 Queens Boulevard, Forest Hills, New York 11375.

        Extent of Incorporation by Reference of Materials.    The Audit Committee Report and the stock price performance graph included in this proxy statement do not constitute soliciting materials and should not be deemed filed or incorporated by reference into any other filing made by us under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent we specifically incorporate such report or performance graph by reference therein.

        Proxy Solicitation Costs.    The proxies being solicited hereby are being solicited by our Board of Directors. The cost of soliciting proxies in the enclosed form will be borne by us. Our officers and regular employees may, but without compensation other than their regular compensation, solicit proxies by further mailing or personal conversations, or by telephone, telex, facsimile or electronic means. We will, upon request, reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of our stock.

        Annual Report.    A copy of our 2002 Annual Report accompanies this proxy statement. Additional copies may be obtained from the General Counsel, JetBlue Airways Corporation, 118-29 Queens Boulevard, Forest Hills, New York 11375.

                      By Order of the Board of Directors,

                      Thomas Kelly
                      Executive Vice President and Secretary

April 14, 2003
Forest Hills, New York

Annex A

Audit Committee Charter
of the Audit Committee of the Board of Directors of
JetBlue Airways Corporation

Purpose

        The purpose of the committee is to oversee on behalf of JetBlue Airways Corporation's ("the company") board of directors: (1) the integrity of the company's financial statements, (2) the appointment, compensation, qualifications, independence and performance of the company's independent auditors, (3) the company's compliance with ethics policies and legal and regulatory requirements, (4) the performance of the company's internal audit function, and (5) the financial reporting process and the systems of internal accounting and financial controls.

        The committee's function is one of oversight only and while the audit committee has the responsibilities and powers set forth in this Charter, it is not the duty of the audit committee to plan or conduct audits or to determine that the company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. It is the responsibility of the company's management to prepare financial statements which accurately and fairly present the company's financial results and condition and the responsibility of the independent auditors to audit the annual financial statements and to review the unaudited interim financial statements.

        The committee, in carrying out its responsibilities, believes its policies and procedures should remain flexible, in order to best react to changing conditions and circumstances. The committee should take appropriate acts to set the overall corporate "tone" for quality financial reporting, sound business risk practices and ethical behavior. The following shall be the principal duties and responsibilities of the audit committee. These are set forth as a guide with the understanding that the committee may supplement them as appropriate.

Composition of the Committee

        At Least Three Qualified Members.    There shall be at least three members serving on the committee, all of whom shall be members of the company's board of directors and shall be independent as defined in Section 10A(m)(3) of the Securities Exchange Act of 1934, as amended ("1934 Act") and applicable rules of the SEC. Each member of the committee shall meet the additional independence, financial literacy and related audit committee membership requirements set forth in the Nasdaq National Market listing standards in effect from time to time (the "listing standards").

        Limitation on Relationships.    No member of the audit committee may be an affiliated person as defined pursuant to Section 10A(m)(3) of the 1934 Act. As more fully set forth in the listing standards, independent directors must not have any current or past relationships with the company which would interfere with their exercise of independent judgment or otherwise fail to meet the independence standard set forth in the listing standards.

        Compensation.    In compliance with Section 10A(m)(3) of the 1934 Act and except as may otherwise be permitted by applicable SEC rules, no member of the audit committee shall, other than in his or her capacity as a member of the audit committee, the board of directors or other board committee, (a) accept any consulting, advisory, or other compensatory fee from the company, or (b) be an affiliated person of the company or any subsidiary.

        Affirmative Determination of Independence.    The board of directors shall affirmatively determine, at all times required by law and the listing standards, that the members of the committee are independent.

        Financial Literacy.    Each member of the audit committee shall be financially literate upon appointment to the committee as such qualification is interpreted by the company's board of directors in its business judgment pursuant to the listing standards. At least one member of the committee should be a "financial expert" as defined in applicable SEC rules.

        Service on Other Audit Committees.    No director is eligible to serve on the audit committee if he or she serves on more than three public company audit committees (including the company's audit committee).

        Appointment of Audit Committee Members.    Subject to the other requirements of this charter, the board of directors may appoint and remove committee members and the chair of the committee in accordance with the company's bylaws. Upon expiration of any term or to fill any vacancy on the committee, the members of the committee shall be appointed by the board.

Selection and Review of Independent Auditors and Their Services

        Overall Authority of Audit Committee to Select and Oversee Auditors.    Pursuant to Section 10A(m)(2) of the 1934 Act, applicable SEC rules and the listing standards, the audit committee in its capacity as a committee of the board of directors of the company shall be directly responsible for the appointment, termination, compensation and oversight of the work of the independent auditors engaged by the company for purpose of preparing or issuing an audit report or related work. The independent auditors shall report directly to the audit committee.

        Terms of Audit and Non-Audit Engagements.    The committee shall have sole authority to, and must, preapprove all audit and permitted non-audit services from the independent auditors. The committee shall have sole authority to preapprove all audit fees and other terms of engagement of the independent auditors. The committee may confer with company management on these matters but may not delegate this responsibility to management. The audit committee shall review the independent auditors' audit plan—including scope, general audit approach and compensation.

        Inasmuch as the approval of non-audit services must be timely disclosed in the periodic reports of the company filed with the SEC, all approvals of non-audit services on behalf of the audit committee shall be promptly reported to the officer of the company having primary responsibility for the SEC reports filed by the company.

        Delegated Preapproval Authority.    The committee is authorized from time to time to delegate to one of its members the authority to grant preapproval of audit and permitted non-audit services, provided that all decisions by that member to preapprove any service shall be subsequently reported to the full committee.

        Prohibited Non-Audit Services.    The audit committee and the company shall not engage the independent auditors for the following services, except as may be exempted pursuant to federal law: bookkeeping or other services related to the accounting records or financial statements of the audit client; financial information systems design and implementation; appraisal or valuation services, fairness opinions, or contribution-in-kind reports; actuarial services; internal audit outsourcing services; management functions or human resources; broker or dealer, investment adviser or investment banking services; legal services and expert services unrelated to the audit; and any other service that the Public Company Accounting Oversight Board determines (by issuing regulations) is impermissible.

        Annual Quality Control Review.    The committee will review annually a report by the independent auditors describing the firm's internal quality-control procedures; and any material issues raised by the most recent internal quality-control review, or peer review, of the auditing firm or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues.

        In addition, the committee's annual review of the independent auditors may also include:

  •
  review and evaluation of the lead partner of the independent auditors for the company's account.

  •
  evaluation of such other matters as the committee may consider relevant to the engagement of the auditors, including views of company management and internal finance employees, and whether the lead partner or auditing firm itself should be rotated, and other staffing matters incident to the review and audit of the company's financial statements.

        Independent Auditors' Partner Rotation and Conflicts.    As required by Sections 10A(j) and (l) of the 1934 Act, (a) any partner of the independent auditors must be rotated by the independent auditors at least every five years, and (b) an accounting firm shall not be engaged to audit the company's financial statements if a chief executive officer, controller, chief financial officer, chief accounting officer, or any person serving in an equivalent position for the company was employed by that accounting firm and participated in any capacity in the audit of the company during the one-year period preceding the date of the initiation of the audit.

        Policy on Hiring Employees of the Auditor.    The committee shall from time to time review and approve hiring policies that will govern the company's hiring of employees or former employees of the independent auditors.

Annual Financial Reporting

        In connection with the audit of each fiscal year's financial statements, the committee will:

  •
  Discuss Financial Statements with Management: review and discuss the audited financial statements, related accounting and auditing principles and practices, the reasonableness of significant judgments and the clarity of the disclosures in the financial statements.

  •
  Internal Controls Review: review the documentation and discuss the company's internal controls assessment with appropriate members of the company's management. Review management's assertion on its assessment of the effectiveness of internal controls as of the end of the fiscal year and the independent auditors' report on management's assertion.

  •
  Section 10A Report: timely receive from the independent auditors the report required in connection with the annual audit pursuant to Section 10A(k) of the 1934 Act and related SEC rules concerning (a) all critical accounting policies and practices used, (b) all alternative treatments of financial information discussed with company management, ramifications of the use of alternative disclosures and treatments, and the treatment preferred by the independent auditors, and (c) other material written communications between the independent auditors and company management, such as any management letter or schedule of unadjusted differences.

  •
  Required Communications: discuss with the independent auditors the audited financial statements and the matters required to be discussed by Statement on Auditing Standards No. 61 and other SEC rules, including such matters as (1) the quality as well as acceptability of the accounting principles applied in the financial statements, (2) new or changed accounting policies, and significant estimates, judgments, uncertainties or unusual transactions, (3) the selection, application and effects of critical accounting policies and estimates applied by the company,

    (4) issues raised by any "management" or "internal control" letter from the auditors, difficulties encountered in the audit, disagreements with management, or other significant aspects of the audit, and (5) all material arrangements, contingent and other obligations, off-balance sheet transactions, and relationships with any unconsolidated entities or any other persons which may have a material current or future effect on the financial condition or results of the company and are required to be reported under SEC rules.

  •
  Review of MD&A: review with appropriate management and independent auditor representatives the company's intended disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations" to be included in the company's annual report on Form 10-K.

  •
  Obtain ISB No. 1 Disclosure: receive from the independent auditors a written disclosure and statement of all relationships between the auditors and the company consistent with Independence Standards Board Standard No. 1.

  •
  Dialogue with Auditors on Independence: discuss with the auditors any disclosed relationships or services that may impact the objectivity or independence of the auditors.

  •
  Review of Audit and Non-Audit Fees: obtain from the independent auditors a statement of the audit fees and other categories of fees billed for the last fiscal year which are required to be disclosed in the company's proxy statement for its annual meeting under the SEC's proxy rules, and consider whether the provision of any non-audit services is compatible with maintaining the auditors' independence.

  •
  Approve Filing of Audited Financial Statements: approve management's recommendation that the audited financial statements be included in the company's Annual Report on Form 10-K for filing with the SEC.

Quarterly Financial Reporting

        In addition to a review of the quarterly financial statements, the committee's quarterly review will generally include:

  •
  Auditors' Review: the results of the independent auditors' review of the quarterly financial statements.

  •
  Discussion of Significant Matters with Management: management's analysis of significant matters which relate to (1) the selection, application and effects of critical accounting policies and estimates applied by the company, (2) accounting changes, judgments or nonrecurring or unusual items relating to the financial statements, (3) the status of any new, proposed or alternative accounting or financial reporting requirements or methods, and (4) all material arrangements, contingent and other obligations, off-balance sheet transactions, and relationships with any unconsolidated entities or any other persons which may have a material current or future effect on the financial condition or results of the company and are required to be reported under SEC rules.

  •
  Form 10-Q: the company's disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations", Officers' certifications and any other significant disclosures to be included in the company's quarterly report on Form 10-Q.

  •
  Earnings Press Releases: press releases announcing earnings, along with financial information and earnings guidance to be provided.

Internal Audit Oversight

        Personnel.    Review the appointment, performance and replacement of the senior internal audit executive.

        Oversight.    Review the internal audit charter, budget, audit plan, changes in plan, activities and organizational structure of the internal audit function.

        Reports.    Review reports prepared by the internal audit department together with management's response and follow-up to these reports.

Other Committee Functions

        Annual Review of this Charter.    The committee will review and reassess the adequacy of this charter annually, and recommend any proposed changes to the board of directors.

        Annual Reports.    The committee will review and approve the audit committee report required to be included in the company's annual meeting proxy statement, and report to the board of directors on the other matters relating to the committee or its purposes, as required by the listing standards, applicable federal law or SEC rules. The committee will also report to the board of directors the overall results the annual review of the independent auditors and their independence.

        Annual Review of Performance.    The committee will evaluate its performance as the audit committee and report to the board of directors on an annual basis.

        Disclosure Controls and Procedures.    The committee will review periodically the company's disclosure controls and procedures as defined in applicable SEC rules, including but not limited to the internal controls for financial reporting purposes.

        Code of Ethics.    Review and approve a Code of Ethics covering the Company's chief executive officer and senior financial officers.

        Complaints and Anonymous Submissions.    the committee shall review and approve procedures for (A) the receipt, retention, and treatment of complaints received by the company regarding accounting, internal accounting controls, and auditing matters, and (B) the confidential, anonymous submission by employees of the company of concerns regarding questionable accounting or auditing matters.

        Related Party Approvals.    As required by the listing standards, the Audit Committee shall approve and communicate to the board of directors and the company's management policies to the effect that the company shall not enter into related party transactions unless the transactions are first reviewed and approved by the audit committee.

        Other Reviews.    The committee, as the committee may consider appropriate, may discuss and review with the full board of directors, company management, internal or outside legal counsel, or the independent auditors any other topics relating to the purpose of the committee which may come to the committee's attention, including, without limitation:

  •
  Officer and Board of Director Activities: Periodically review policies and procedures as well as audit results associated with directors' and officers' expense accounts and perquisites.

  •
  National Office Issues: any issues concerning the company which the independent auditors have discussed with their national or supervisory office, or accounting adjustments noted or proposed by the auditors but not implemented.

  •
  Other Financial Guidance: financial information and other guidance provided to the analysts and the public, and to rating agencies.

  •
  Risk Assessment: management's assessment of the company's exposure to risk and steps management has taken to monitor and control this exposure.

  •
  Code of Conduct: the status and implementation of a business conduct and ethics code applicable to all company employees concerning related party transactions, conflicts of interest, ethical conduct, legal and regulatory compliance and other matters appropriate for the code.

  •
  Compliance Issues: On at least an annual basis, review with the company's counsel, any pending or threatened litigation that has the potential to have a material adverse effect on the company; reports concerning significant subsidiary or foreign operations; or alleged violations of law or corporate conduct codes, including without limitation any reports to the committee from legal counsel engaged by the company concerning any material violation of securities law or breach of fiduciary duty or similar violation by the company or its agents.

  •
  Reports of Financial Issues: published reports, regulatory or accounting initiatives, or communications from employees, government agencies or others, which raise significant issues concerning company financial statements or accounting policies.

  •
  Succession Planning: Review financial and accounting personnel succession planning within the company.

Meetings and Resources of the Committee

        Meetings.    The committee will meet at least quarterly. The committee may also hold special meetings or act by unanimous written consent as the committee may decide. Committee meetings will be governed by the quorum and other procedures generally applicable to meetings of the board of directors under the company's bylaws, unless otherwise stated in the bylaws or by resolution of the board or the committee. If the chair is not designated or present, the members of the committee may designate a chair by majority vote.

        The committee, to the extent required by the listing standards and as it may otherwise determine to be appropriate, will meet in separate executive sessions with the chief financial officer, controller or principal accounting officer, internal audit personnel, and representatives of the independent auditors, and may meet with other company employees, agents or representatives invited by the committee.

        The chair shall approve an agenda in advance of each meeting. Minutes will be maintained of meetings.

        Committee Access and Resources.    The committee is at all times authorized to have direct, independent access to the independent auditors, outside counsel and to the company's management and internal audit and finance personnel. The committee is authorized to communicate in confidence with any of these individuals.

        The committee is authorized to conduct, approve or oversee investigations, and to retain, at the expense of the company, independent legal, accounting, or other professional consultants selected by the committee, for any matters relating to the purpose of the committee, without a requirement to seek prior board approval. The company shall provide for adequate funding, as determined by the audit committee, for payment of compensation to advisers engaged by the audit committee.

        Nothing in this charter is intended to preclude or impair the protection provided in Section 141(e) of the Delaware General Corporation Law for good faith reliance by members of the committee on reports or other information provided by others.

jetBlue AIRWAYS® C/O EQUISERVE TRUST COMPANY, N.A. P.O. BOX 8694 EDISON, NJ 08818-8694	Your vote is important. Please vote immediately.

 VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site. You will be prompted to enter your 12-digit Control Number which is located below to obtain your records and to create an electronic voting instruction form.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call. You will be prompted to enter your 12-digit Control Number which is located below and then follow the simple instructions the Vote Voice provides you.
VOTE BY MAIL Mark, sign, and date your proxy card and return it in the postage-paid envelope we have provided or return it to JetBlue Airways, c/o ADP, 51 Mercedes Way, Edgewood, NY 11717.
Do not return your Proxy Card if you are voting by Telephone or Internet.
TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	JTBLU1	KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

JETBLUE AIRWAYS

Vote On Directors

1.
To elect four Class I Directors for terms expiring in 2006.

Nominees:	For All	Withhold All	For All Except	To withhold authority to vote, mark "For All Except" and write the nominee's number on the line below.
(01) Kim Clark (02) Joy Covey (03) Joel Peterson (04) Ann Rhoades	☐	☐	☐

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE DATE, SIGN AND COMPLETE THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED.

Certification:
Pursuant to federal law and JetBlue's certificate of incorporation and bylaws, voting stock is subject to certain foreign ownership restrictions. By signing below, you represent that you are a United States citizen as that term is defined by the Federal Aviation Act or that the shares of stock represented by this Proxy have been registered on the Foreign Stock Record of the Company.

Please sign your name(s) exactly as it appears hereon. All holders must sign. When signing in a fiduciary capacity, please indicate full title as such. If a corporation or partnership, please sign in full corporate or partnership name by authorized person.

For address changes and/or comments, please check this box and write them on the back where indicated		☐
Please indicate if you plan to attend this meeting	☐ Yes	☐ No
Signature [PLEASE SIGN WITHIN BOX] Date			Signature (Joint Owners) Date

ADMISSION TICKET
(non transferable)

        jetBlue
            AIRWAYS®

ANNUAL MEETING OF STOCKHOLDERS
Wednesday, May 21, 2003 - 10:00 a.m.
Registration begins at 9:00 a.m. EDT
Sheraton New York Hotel and Towers
811 Seventh Avenue
New York, New York

If you plan to attend the Annual Meeting, please present this admission ticket along with a government-issued photo identification to gain admittance to the meeting. This ticket admits only the stockholder listed at the top right of this card and one (1) guest and is not transferable.

PROXY

JetBlue Airways Corporation

May 21, 2003

The undersigned hereby appoints David Neeleman and John Owen, together and separate, as proxies, each with power of substitution, to vote and act at the Annual Meeting of Stockholders to be held at the Sheraton New York Hotel and Towers, 811 Seventh Avenue, New York, New York at 10:00 a.m. on May 21, 2003, and at any adjournments thereof, upon and with respect to the number of shares of common stock of JetBlue Airways Corporation as to which the undersigned may be entitled to vote or act in the manner directed on the reverse side of this card. The shares represented by this proxy, when executed properly, will be voted in the manner directed. The undersigned instructs such proxies, or their substitutes, to vote in such a manner as they may determine on any matters which may come before the meeting, all as indicated in the accompanying Notice of Meeting and Proxy Statement, receipt of which is acknowledged, and to vote on the following as specified by the undersigned. All proxies heretofore given by the undersigned in respect of said meeting are hereby revoked.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. Unless otherwise specified in the boxes provided on the reverse side hereof, the proxy will be voted IN FAVOR OF all the nominees for director, and in the discretion of the named proxies as to any other matter that may come before this meeting or any adjournment thereof.

PLEASE VOTE, DATE AND SIGN THIS PROXY ON THE OTHER SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

HAS YOUR ADDRESS CHANGED?	DO YOU HAVE ANY COMMENTS?

(If you noted any address changes or comments above, please mark the corresponding box on the reverse side.)

JETBLUE AIRWAYS

C/O EQUISERVE TRUST COMPANY, N.A.
P.O. BOX 8694
EDISON, NJ 08818-8694

Voter Control Number

Your vote is important. Please vote immediately.

Vote-by-Telephone

1. Call toll-free 1-877-PRX-VOTE (1-877-779-8683)

2. Enter your Voter Control Number listed above and follow the easy recorded instructions.

Call 1-877-PRX-VOTE anytime; please note that the deadline for voting by telephone or electronically through the Internet is 11:59 p.m., EDT, on May 20, 2003.

OR

Vote-by-Internet

1. Log on to the Internet and go to http://www.eproxyvote.com/jblu

2. Enter your Voter Control Number listed above and follow the easy steps outlined on the secured website.

Go to http://www.eproxyvote.com/jblu anytime; please note that the deadline for voting by telephone or electronically though the Internet is 11:59 p.m., EDT, on May 20, 2003.

Do not return your Proxy Card if you are voting by Telephone or Internet.

DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL                                        ZJBA11

☒    Please mark votes as in this example.

1. To elect four Class I Directors for terms expiring in 2006.

Nominees:  (01) Kim Clark; (02) Joy Covey;
                    (03) Joel Peterson; (04) Ann Rhoades

        ☐ FOR ALL NOMINEES

        ☐ WITHHELD FROM ALL NOMINEES

        ☐
            For all nominee(s) except as noted above

Signature:                                                               Date:

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE DATE, SIGN AND COMPLETE THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED.

Certification:
Pursuant to federal law and JetBlue's certificate of incorporation and bylaws, voting stock is subject to certain foreign ownership restrictions. By signing below, you represent that you are a United States citizen as that term is defined by the Federal Aviation Act or that the shares of stock represented by this Proxy have been registered on the Foreign Stock Record of the Company.

Mark box at right if you plan to attend the Annual Meeting.        ☐

Mark box at right if an address change or comment has been noted on the reverse side of this card.        ☐

Please sign your name(s) exactly as it appears hereon. All holders must sign. When signing in a fiduciary capacity, please indicate full title as such. If a corporation or partnership, please sign in full corporate or partnership name by authorized person.

Signature:                                                               Date:

ADMISSION TICKET
(non transferable)

jetBlue
                AIRWAYS®

ANNUAL MEETING OF STOCKHOLDERS
Wednesday, May 21, 2003 - 10:00 a.m.
Registration begins at 9:00 a.m. EDT
Sheraton New York Hotel and Towers
811 Seventh Avenue
New York, New York

If you plan to attend the Annual Meeting, please present this admission ticket along with a government-issued photo identification to gain admittance to the meeting. This ticket admits only the stockholder listed at the top right of this card and one (1) guest and is not transferable.

DETACH HERE                                        ZJBA12

PROXY

JetBlue Airways Corporation

May 21, 2003

PROXY

The undersigned hereby appoints David Neeleman and John Owen, together and separate, as proxies, each with power of substitution, to vote and act at the Annual Meeting of Stockholders to be held at the Sheraton New York Hotel and Towers, 811 Seventh Avenue, New York, New York at 10:00 a.m. on May 21, 2003, and at any adjournments thereof, upon and with respect to the number of shares of common stock of JetBlue Airways Corporation as to which the undersigned may be entitled to vote or act in the manner directed on the reverse side of this card. The shares represented by this proxy, when executed properly, will be voted in the manner directed. The undersigned instructs such proxies, or their substitutes, to vote in such a manner as they may determine on any matters which may come before the meeting, all as indicated in the accompanying Notice of Meeting and Proxy Statement, receipt of which is acknowledged, and to vote on the following as specified by the undersigned. All proxies heretofore given by the undersigned in respect of said meeting are hereby revoked.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. Unless otherwise specified in the boxes provided on the reverse side hereof, the proxy will be voted IN FAVOR OF all the nominees for director, and in the discretion of the named proxies as to any other matter that may come before this meeting or any adjournment thereof.

        PLEASE VOTE, DATE AND SIGN THIS PROXY ON THE OTHER SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

HAS YOUR ADDRESS CHANGED?	DO YOU HAVE ANY COMMENTS?

Please review

In connection with JETBLUE AIRWAYS Corporation's 2003 Annual Meeting of Stockholders, this e-mail describes how to access proxy materials and vote by proxy.

GENERAL INFORMATION

If you have received this email, our records show that (i) you are an employee of JETBLUE AIRWAYS CORPORATION who participates in the Company's Crewmember Stock Purchase Plan, or owns JetBlue stock thorough the Company's 401(k) retirement plan, has regular access to the company's e-mail in the ordinary course of performing your duties and is expected to log-on to e-mail routinely to receive communications, or (ii) you have expressly consented to receive JetBlue proxy materials and vote by proxy via the Internet or by telephone.

NOTICE

This is a NOTIFICATION of JETBLUE AIRWAYS CORPORATION'S 2003 Annual Meeting of Stockholders to be held May 21, 2003. Notice is being provided to all shareholders of record as of March 31, 2003.

REFERENCE NUMBERS

Please note the following reference numbers:

RECORD DATE: March 31, 2003
MEETING DATE: May 21, 2003
CUSIP: 477143

ACCOUNT NUMBER: 3456789012345678901

CONTROL NUMBER: 012345678901

PROXY MATERIALS

JetBlue Airways Corporation's Proxy Statement for the 2003 Annual Meeting of Stockholders (the "Proxy Statement") and 2002 Annual Report on Form 10-K can be found on JetBlue's Investor Relations website:

http://investor.jetblue.com

To view the Proxy Statement and 2002 Annual Report on Form 10-K, you will need the Adobe Acrobat Reader. To download the Adobe Acrobat Reader, click the URL address below:

http://www.adobe.com/products/acrobat/readstep2.html

VOTING OVER THE INTERNET OR BY TELEPHONE

You can vote and view the proxy materials by clicking on the link below or by visiting the following Internet site:

http://www.proxyvote.com/0012345678901

For our secure site:
 https://www.proxyvote.com/0012345678901

Note: If your e-mail software supports it, you can simply click on the above link.

Internet votes are accepted until 11:59 p.m. (EDT) on May 20, 2003.

To access ProxyVote.com, you will need your four digit PIN:

  —
  As an employee of JETBLUE AIRWAYS CORPORATION enrolled in the Crewmember Stock Purchase Plan, or an owner of JetBlue stock through the Company's 401(k) retirement plan, your PIN is the last four digits of your Social Security number.

  —
  If you are a stockholder who has consented to receive proxy materials electronically, your PIN is the four digit number you selected at the time of your enrollment.

  —
  If you have forgotten your PIN number, please follow the instructions below.

If you would like to cancel your enrollment, or change your e-mail address or PIN, please go to http://www.InvestorDelivery.com. You will need the enrollment number below, and your four-digit PIN. If you have forgotten your PIN, you can have it sent to your enrolled e-mail address by going to http://www.InvestorDelivery.com

Your InvestorDelivery Enrollment Number is: M012345678901

TO RECEIVE HARD COPIES OF PROXY MATERIALS

Shareholders who wish to receive a hard copy of the Proxy Statement or Form 10-K may contact:

Amy Carpi,
JETBLUE AIRWAYS CORPORATION
phone—(203) 656-7651 or by email amy.carpi@jetblue.com

COSTS

There are no charges for this service. There may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, which must be borne by the stockholder.

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QuickLinks

ABOUT THE MEETING
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
ELECTION OF DIRECTORS
REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION
EXECUTIVE COMPENSATION
SUMMARY COMPENSATION TABLE
AUDIT COMMITTEE REPORT
STOCK PRICE PERFORMANCE
OTHER MATTERS
ADDITIONAL INFORMATION
  Annex A